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EXHIBIT 99.1
                              C3I       [PHOTO]
                              [PHOTO]   Aircraft
         Electronic Systems             Integration Systems
         [PHOTO]                                              [PHOTO]
[PHOTO]                                                       Raytheon
                                                              Technical Services



                                    Raytheon
                          Lehman Industrial Conference



[PHOTO]                          [PHOTO]                     Raytheon Commercial
Raytheon Systems Limited         Raytheon Aircraft           Electronics
                                                             [PHOTO]



                                December 1, 2000



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                                                                      Raytheon

Disclosure Regarding Forward-Looking Statements

Certain statements made in this presentation contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act, regarding the company's future plans, objectives and expected performance. Specifically, statements that are not historical facts, including statements accompanied by words such as "believe," "expect," "anticipate," "estimate," "intend," or "plan," are intended to identify forward-looking statements and convey the uncertainty of future events or outcomes.

The company cautions readers that any such forward-looking statements are based on assumptions that the company believes are reasonable, but are subject to a wide-range of risks, and there is no assurance that actual results may not differ materially. Information regarding the factors that could cause actual results to differ from projected results can be found in the company's reports filed with the SEC, including Raytheon's most recent Forms 10-K and 10-Q.


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                                                                      Raytheon
Major Strategic Initiatives


                              1.   Significantly increase focus on
Focus on                           cash and productivity
Fundamentals
                              2.   Drive a culture of performance and
                                   accountability


                              3.   Manage the business to generate
Strengthen the                     cash flow
balance sheet
                              4.   Monetize poorly-positioned
                                   businesses


                              5.   Grow businesses faster than their
Achieve real                       markets
growth
                              6.   Exploit potential of the commercial
                                   electronics businesses



                   Initiatives for improved shareholder value

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                                                                        Raytheon

Progress to Date

     o    Seeing results from Raytheon Six Sigma

     o    Improving our basic processes

     o    Meeting our financial management goals

     o    Dealing with portfolio issues

     o    Building strong backlog for the future



                 Focus and execution producing tangible results


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                                                                        Raytheon

Focus on Fundamentals
Raytheon Six Sigma

     o    Trained 448 experts with another 136 in training

     o    Qualified 620 specialists with another 4,300 on the way

     o    Started 830 projects with 315 already completed

     o    Potential `00 benefits:

          -    $50+ million in operating income

          -    $75+ million in cash flow



                   Raytheon Six Sigma is driving productivity


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                                                                        Raytheon

Focus on Fundamentals
Supply Chain Management

     o    $7.1 billion annual spend

     o    $100 million through reverse auction process:

               Reverse Auctions:              Historic Spend

             Relocation                           $58 M

             International Freight                $ 7 M        15 - 20% Expected
                                                                    Savings
             Industrial Gas                       $ 6 M

             Property & Maintenance Svcs.         $29 M


----------
     o Targeting $200+ million through additional channels with potential 20-25% savings



                   Unlocking the power of enterprise leverage


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                                                                        Raytheon

Focus on Fundamentals
Driving a New Culture

     o    40% of top 250 people new to job within the last year

     o    Reduced 1-2 layers of management

     o    New senior executives:

          -    Finance, Human Resources

          -    Manufacturing, Supply Chain

     o    Launched extensive learning initiatives with RLI



                   Lean, agile culture to drive future results


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                                                                        Raytheon

Focus on Fundamentals
Improving Basic Processes

     o    Integrated Product Development System

     o    Earned Value Management System

     o    ECAC disciplines

     o    Investment in systems and tools



                  Process discipline contributes to reliability


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                                                                        Raytheon

EVMS Program Analysis

     Behind Schedule and Underspent             Ahead of Schedule and Underspent
   C
   P                               Target Area
   I
     Behind Schedule and Overspent              Ahead of Schedule and Overspent


                                       (SPI)

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                                                                       Raytheon

Strengthen the Balance Sheet
Increased Focus on Cash

o Improved DFAS processing time by 3 days                    $ 75 million

o Increased use of electronic billing process enhancements   $ 25 million

o Greater use of milestone payments                          $150 million

o Benefit from Paid Cost Rule change                         $ 60 million



                      Over 5,000 people will be trained in
                   cash and balance sheet awareness this year


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                                                                        Raytheon

Strengthen the Balance Sheet
Financial Management Initiatives

     o    Monetize non-core businesses to reduce debt:

          -    expected divestiture proceeds $400+ million in `00

          -    additional opportunities exist for $250+ million

     o    Reduce off-balance sheet debt:

          -    down $1.2 billion through September

          -    finding alternative financing for RAC customers



               Improving credit quality and financial flexibility
                             remains a top priority


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                                                                        Raytheon

Achieve Real Growth
DoD Procurement + R&D Outlays


[LINE GRAPH]                         4% CAGR
                                     `00-'04



* Raytheon Company estimates relative to FY `99 Actual and expected FY `01 budget



                 Outlays, our best "proxy" for revenues, showing
                                  modest growth


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                                                                        Raytheon

Achieve Real Growth
Building a Strong Backlog

     o    Up 14% year-over-year through September

     o    Significant contributors over past 18 months:

           - THAAD                 - ASTOR

           - EKV                   - Horizon

           - Javelin               - Antarctica

           - Classified            - NRO


     o    Average backlog life now extended to over 3 years



                  Ensuring our base for future revenue streams


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                                                                        Raytheon

Achieve Real Growth
Top `01 DoD Modernization Programs

                                                              5-Year
  DoD                    Raytheon                            Bookings
Program                Participation                         Potential
-------                -------------                         ---------

  BMD            SM-3 LEAP, EKV                               $2-5 B
  CVN-77         Multi-Function Radar, Volume Search           1-3 B
  F-22           Core Integrated Processor                     2-4 B
  DDG-51         Electronics Integration, Tomahawk             1-3 B
  F/A-18 E/F     Radar, EW, AMRAAM                             1-3 B
  C-17           --   none   --                                    0
  NSSN           Command & Control, Torpedoes                  1-2 B
  V-22           Airborne EO Systems                           1-2 B
  LPD-17         Surface Ship System Integration               1-2 B
  JSF            Integrated Radar, EO Targeting, EW            1-2 B



                  Raytheon plays in 9 of DoD's top 10 programs


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                                                                        Raytheon

Achieve Real Growth
Raytheon's Role in Missile Defense

     o    National Missile Defense

          -    Providing EKV, X-Band and Early Warning Radars

          -    Development and testing continue, despite delay in deployment


[PHOTO]
Up to $5 billion
total potential


     o    Theater Missile Defense


          -    Major player in all aspects of TMD

          -    FY `01 budget at full funding, with some plus ups



           Raytheon will play a major role in a key strategic program


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                                                                        Raytheon

Achieve Real Growth
Raytheon's Role in JSF Electronics

[GRAPHIC]

                                    Potential

                                    Processor

                                 Distributed IR             Raytheon
                                     System

                                 Targeting FLIR

                           Common RF System Integrator

                               Electronic Warfare

                                 Radar Supplier

                                                            Could
                                                            mean up to
                                                            $30 billion
                                                            over the
                                                            long term

                                                            % of Aircraft
                                                            Flyaway Cost


                    Wide-ranging capabilities = Larger role

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                                                                        Raytheon

Achieve Real Growth
Raytheon's Role in Command & Control
Cooperative Engagement Capability


o Transmit information gathered from shipboard sensors to aircraft and other ships

o    26 prototype systems have been delivered to U.S. Navy

o    156 production units planned

o    Potential for other U.S. services and international naval applications

[PHOTO]

$3 billion potential
over 10 years

               Proven capability to expand the vision of the fleet

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                                                                        Raytheon

Leveraging Defense Technologies
in Commercial Markets

o    IR sensors and imagery

o    Optical components

o    Wireless communications

o    Information assurance and security

[PHOTO]

[PHOTO]

[PHOTO]

              Opportunities to create significant shareholder value

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                                                                        Raytheon

Raytheon Aircraft Company

Market

o    Continued strength in general aviation

o    Some weakness in commuter market

[PHOTO]

Competitive Position/Performance

o    Well regarded product/brand

o    Modernizing its product line with composite technology

o    Balance of products and services

o    Production cost issues being closely monitored

o    Premier I certification delay

                       Significant cash flow returns from
                            new product introductions

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                                                                        Raytheon

Premier I Certification Progress
Flight Test Summary

                                  [LINE GRAPH]

                Certification now 95% complete as we work through
                     tire burst and rudder centering issues

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                                                                        Raytheon

Our Goals for Year 2000


         Earnings per Share                 $1.40 - 1.50

         Net debt at year-end               $9.2 B

         Off balance sheet financing        Sell $0.5B

         Operating income and               Sequential
            cash flow                        improvement


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                                                                        Raytheon

Risks and Opportunities

Risks

o    International bookings

o    Cost issues:

     -    BBJ

     -    RAC

o    1900D market outlook

o    Premier I delay

o    RE&C retained contracts


Opportunities

o    Productivity initiatives flowing to bottom line

o    Cash management efforts:

     -    Collection practice improvements

     -    Timing on international collections

     -    Real process productivity gains

o    Divestitures


                         Working to maintain the balance

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                                                                        Raytheon

A Preliminary View of 2001

o    Top line growth in line with markets:

     -    Defense markets @ 2-4%

     -    Commercial markets @ 8+%

     -    General aviation market @ 0-2%

o    EPS of $1.55 - 1.70

     -    Stabilized defense margins

     -    Improving commercial margins

     -    No increase in international mix

     -    No material change in interest expense

o    Improvement in operating cash flow

     -    Minimal restructuring spending

     -    Raytheon Six Sigma focuses on the cash cycle

     -    Modest proceeds from non-core divestitures


             Improving fundamentals produce better financial results

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                                                                        Raytheon

                          Lehman Industrial Conference

                                December 1, 2000